Exhibit 10.5

Execution Version

GRANT OF

SECURITY INTEREST IN TRADEMARK RIGHTS

This GRANT OF SECURITY INTEREST IN TRADEMARK RIGHTS (this “Agreement”), dated as of November 14, 2024, is made by REED’S, INC., a Delaware corporation (the “Grantor”), in favor of CANTOR FITZGERALD SECURITIES, as collateral agent (in such capacity and together with its successors and permitted assigns, the “Collateral Agent”) for its benefit and for the benefit of the Secured Parties.

W I T N E S S E T H:

WHEREAS, the Grantor has entered into that certain Senior Secured Loan and Security Agreement, dated as of the date hereof (the “Credit Agreement”), with Cantor Fitzgerald Securities, in its capacity as administrative agent, the Collateral Agent, the other lenders listed on Schedule 1.1(a) thereof or otherwise party thereto from time to time (each a “Lender” and collectively, the “Lenders”) the Grantor, as the borrower, and the other Subsidiaries from time to time party thereto, as guarantors, pursuant to which the Lenders have agreed to make certain loans to the Grantor (collectively, the “Loans”) upon the terms and subject to the conditions set forth in the Credit Agreement; and

WHEREAS, pursuant to the Credit Agreement, the Grantor has granted or will grant to the Collateral Agent, for its benefit and the benefit of the Secured Parties, a continuing security interest in all of its right, title and interest in and to certain Intellectual Property, including the Trademarks.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make Loans to the Grantor pursuant to the Credit Agreement, the Grantor agrees as follows:

1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Credit Agreement.

2. Grant of Security Interest. The Grantor hereby grants a lien on and security interest in all of its right, title and interest in, to and under the Grantor’s Trademarks (including, without limitation, those items listed on Schedule A hereto), including the goodwill associated with such Trademarks and the right to receive all proceeds therefrom (collectively, the “Collateral”), to the Collateral Agent for its benefit and for the benefit of the Secured Parties, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations; provided that, applications in the United States Patent and Trademark Office to register trademarks or service marks on the basis of the Grantor’s “intent to use” such trademarks or service marks will not be deemed to be Collateral unless and until an amendment to allege use or a statement of use has been filed and accepted by the United States Patent and Trademark Office, whereupon such application shall be automatically subject to the security interest granted herein and deemed to be included in the Collateral.

3. Purpose. This Agreement has been executed and delivered by the Grantor for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office. The security interest granted hereby has been granted to the Collateral Agent for its benefit and for the benefit of the Secured Parties in connection with the Credit Agreement and is expressly subject to the terms and conditions thereof. The Credit Agreement (and all rights and remedies of the Collateral Agent and the Secured Parties thereunder) shall remain in full force and effect in accordance with their respective terms.

4. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights, protections, powers, immunities, indemnities and remedies, as applicable, of each of the Collateral Agent and the Secured Parties with respect to the security interest in the Collateral granted hereby shall be afforded to it as set forth in the Credit Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the terms of the Credit Agreement, the terms of the Credit Agreement shall govern.

5. Counterparts. This Agreement may be executed in multiple counterparts (any of which may be delivered by facsimile or other electronic transmission), each of which shall constitute an original and all of which taken together shall constitute one and the same agreement.

6. GOVERNING LAW: THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAWS.

7. Concerning the Collateral Agent. Cantor Fitzgerald Securities is entering into this Agreement solely in its capacity as Collateral Agent under the Credit Agreement and not in its individual or corporate capacity. In acting hereunder, Cantor Fitzgerald Securities shall be entitled to all of the rights, privileges, indemnities and immunities set forth in Credit Agreement, whether or not expressly set forth herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

REED’S, INC.,
as the Grantor

By:	/s/ Norman E. Snyder, Jr.
Name:	Norman E. Snyder, Jr.
Title:	CEO

[Signature Page to Grant of Security Interest in Trademark Rights]

CANTOR FITZGERALD SECURITIES,
as the Collateral Agent

By:	/s/ Christian Wall
Name:	Christian Wall
Title:	Head of Fixed Income

[Signature Page to Grant of Security Interest in Trademark Rights]

SCHEDULE A

U.S. Trademark Registrations and Applications

OWNER	REGISTRATION / APPLICATION NUMBER	REGISTRATION / APPLICATION DATE	TRADEMARK
Reed’s, Inc.	6569739	11/23/2021	Drink Smart. Drink Real.
Reed’s, Inc.	5687507	02/26/2019	BELIEVE THE UNBELIEVABLE!
Reed’s, Inc.	5593932	10/30/2018	REED’S
Reed’s, Inc.	5856872	9/10/2019	REED’S
Reed’s, Inc.	6220585	12/15/2020	Flying Cauldron
Reed’s, Inc.	6137159	8/25/2020	Virgil’s. Soda Smarter
Reed’s, Inc.	6160242	9/22/2020	Naturally Bold
Reed’s, Inc.	3213043	2/27/2007	VIRGIL’S
Reed’s, Inc.	6284489	3/2/2021	REALLY—> REAL GINGER ALE
Reed’s, Inc.	6298192	3/23/2021	REED’S
Reed’s, Inc.	98389777	2/2/2024	REED’S
Reed’s, Inc.	6329769	4/20/2021	REED’S Banner LOGO
Reed’s, Inc.	4432318	11/12/2013	Dr. BETTER